EXHIBIT 24.1

                                POWER OF ATTORNEY
                                -----------------
                           (1994 Stock Incentive Plan)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of SMC CORPORATION, does hereby constitute and appoint MATHEW M. PERLOT, PAUL M. BROWN, JR., and L. MICHAEL CARY and any of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of SMC Corporation or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable SMC Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of SMC Corporation issuable pursuant to the 1994 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of SMC Corporation or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED:  May 20, 1997



MATHEW M. PERLOT                             PAUL M. BROWN, JR.
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Mathew M. Perlot                             Paul M. Brown, Jr.



LAWRENCE S. BLACK                            L. MICHAEL CARY
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Lawrence S. Black                            L. Michael Cary



CURTIS W. LAWLER                             CONNIE M. PERLOT
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Curtis W. Lawler                             Connie M. Perlot



MILTON L. RAY                                JIM L. TRAUGHBER
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Milton L. Ray                                Jim L. Traughber